EXHIBIT 99.01
                                                                   -------------


















                                  DSL.NET, INC.

                   SERIES Y PREFERRED STOCK PURCHASE AGREEMENT

                                DECEMBER 24, 2001

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
1. PURCHASE AND SALE OF STOCK ................................................1
   ---------------------------
   1.1    SALE AND ISSUANCE OF SERIES Y PREFERRED STOCK.......................1
   1.2    CLOSINGS............................................................2

2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY..............................3
   ---------------------------------------------
   2.1    ORGANIZATION, GOOD STANDING AND QUALIFICATION.......................3
   2.2    CAPITALIZATION AND VOTING RIGHTS....................................3
   2.3    SUBSIDIARIES........................................................4
   2.4    AUTHORIZATION.......................................................5
   2.5    VALID ISSUANCE OF PREFERRED AND COMMON STOCK........................6
   2.6    GOVERNMENTAL CONSENTS...............................................6
   2.7    OFFERING............................................................7
   2.8    LITIGATION..........................................................7
   2.9    PATENTS AND TRADEMARKS..............................................7
   2.10   CORPORATE POWER; COMPLIANCE WITH OTHER INSTRUMENTS..................7
   2.11   GOVERNMENT PERMITS..................................................8
   2.12   REGISTRATION RIGHTS.................................................8
   2.13   REPORTING STATUS....................................................8
   2.14   FINANCIAL STATEMENTS................................................8
   2.15   NO MATERIAL ADVERSE EFFECT..........................................9
   2.16   LISTING.............................................................9
   2.17   COMPANY NOT AN "INVESTMENT COMPANY".................................9
   2.18   DIRECTOR DESIGNEE"..................................................9

3. REPRESENTATIONS AND WARRANTIES OF THE INVESTORS............................9
   -----------------------------------------------
   3.1    AUTHORIZATION.......................................................9
   3.2    PURCHASE ENTIRELY FOR OWN ACCOUNT..................................10
   3.3    DISCLOSURE OF INFORMATION..........................................10
   3.4    INVESTMENT EXPERIENCE..............................................10
   3.5    ACCREDITED INVESTOR................................................10
   3.6    INVESTOR NOT AN INVESTMENT COMPANY.................................10
   3.7    RESTRICTED SECURITIES..............................................10
   3.8    FURTHER LIMITATIONS ON DISPOSITION.................................11
   3.9    SUSPENSION OF TRADING..............................................11
   3.10   RELIANCE; MATERIAL CHANGES.........................................11
   3.11   LEGENDS............................................................11

4. CONDITIONS OF INVESTORS' OBLIGATIONS AT CLOSING...........................12
   -----------------------------------------------
   4.1    INITIAL CLOSING....................................................12
   4.2    SECOND CLOSING.....................................................13
   4.3    THIRD CLOSING......................................................13

5. CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING........................14
   --------------------------------------------------
   5.1    REPRESENTATIONS AND WARRANTIES.....................................14
   5.2    PERFORMANCE........................................................14
   5.3    COMPLIANCE CERTIFICATE.............................................14
   5.4    QUALIFICATIONS.....................................................14
   5.5    REQUIRED STOCKHOLDER APPROVALS.....................................14

6. COVENANTS.................................................................14
   ---------
   6.1    DELIVERY OF MONTHLY FINANCIAL STATEMENTS...........................14
   6.2    REQUIRED CORPORATE ACTION..........................................15
   6.3    BRIDGE LOAN........................................................15
   6.4    VOTING AGREEMENTS..................................................15
   6.5    STOCKHOLDERS AGREEMENT.............................................15
   6.6    NNM LISTING........................................................16
   6.7    POSSIBLE CHANGE TO SERIES Y PREFERRED STOCK TERMS..................16

7. MISCELLANEOUS.............................................................16
   -------------
   7.1    SURVIVAL...........................................................16
   7.2    SUCCESSORS AND ASSIGNS.............................................16
   7.3    GOVERNING LAW......................................................16
   7.4    COUNTERPARTS.......................................................17
   7.5    TITLES AND SUBTITLES...............................................17
   7.6    NOTICES............................................................17
   7.7    EXPENSES...........................................................17
   7.8    AMENDMENTS AND WAIVERS.............................................17
   7.9    SEVERABILITY.......................................................17
   7.10   ENTIRE AGREEMENT...................................................17

SCHEDULE A         Schedule of Investors
SCHEDULE B         Schedule of Approved Transferees
SCHEDULE C         Schedule of Exceptions
EXHIBIT A          Form of Designation of Series Y Convertible Preferred Stock
EXHIBIT B          Form of Opinion of Counsel for the Company
EXHIBIT C-1        Form of VantagePointVoting Agreement
EXHIBIT C-2        Form of Series Y Voting Agreement
EXHIBIT D          Form of Bridge Note
EXHIBIT E          Stockholders Agreement

                             INDEX OF DEFINED TERMS

Act.................................................................   2.2(b)

Agreement...........................................................   Preamble

Business Plan.......................................................   4.2(b)

Closing.............................................................   1.2(d)

Common Stock........................................................   1.1(b)

Company.............................................................   Preamble

Compliance with the Business Plan...................................   4.2(b)

Conversion Shares...................................................   1.1(b)

Disinterested Directors.............................................   1.1(c)

Exchange Act........................................................   2.1

Exchange Act Documents..............................................   2.1

GAAP................................................................   2.14

Initial Closing.....................................................   1.2(a)

Intellectual Property...............................................   2.9

Investment Company Act..............................................   2.17

Investor............................................................   Preamble

Laws................................................................   2.10(b)

Material Adverse Effect.............................................   2.1

Monthly Financial Statements........................................   4.2(b)

NNM.................................................................   2.16

Permits.............................................................   2.11

Preferred Stock.....................................................   2.2(a)

Prospectus..........................................................   6.3(b)

Purchase Price......................................................   1.1(c)(i)

Registrable Shares..................................................   6.1(a)

Registration Statement..............................................   6.1(a)

Restated Certificate................................................   4.1(e)

Schedule of Exceptions..............................................   2

SEC.................................................................   3.5

Second Closing......................................................   1.2(b)

Second Closing Series Y Shares.....................................   1.1(c)(ii)

Securities.........................................................   3.2

Series Y Designation...............................................   1.1(a)

Series Y Director..................................................   7.1

Series Y Preferred Stock...........................................   1.1(a)

Series Y Shares....................................................   1.1(b)

Stock Plans........................................................   2.2(c)

Subsidiary.........................................................   2.3

Suspension.........................................................   6.3(c)

Suspension Notice..................................................   6.3(c)

                                  DSL.NET, INC.
                   SERIES Y PREFERRED STOCK PURCHASE AGREEMENT

         THIS SERIES Y PREFERRED STOCK PURCHASE AGREEMENT (the "Agreement") is made as of the 24th day of December, 2001, by and among DSL.net, Inc., a Delaware corporation (the "Company"), and the investors listed on Schedule A hereto, each of which is herein referred to as an "Investor" and together as the "Investors."

         THE PARTIES HEREBY AGREE AS FOLLOWS:

         1.       Purchase and Sale of Stock.

         1.1      Sale and Issuance of Series Y Preferred Stock.

                  (a) Before the Initial Closing (as defined below), the Company shall create and designate a new series of its authorized but unissued shares of preferred stock, par value $0.001 per share, designated as the "Series Y Convertible Preferred Stock" (the "Series Y Preferred Stock") with the rights, preferences, privileges and restrictions set forth in, and shall file with the Secretary of State of Delaware, the Certificate of Designation of Series Y Convertible Preferred Stock, in the form attached hereto as Exhibit A, with any revisions that may be required pursuant to Section 6.7 hereof (the "Series Y Designation").

                  (b) Before the Initial Closing, the Company shall have authorized the sale and issuance to the Investors of up to 15,000 shares (the "Series Y Shares") of Series Y Preferred Stock.

                  (c) (i) Subject to the terms and conditions of this Agreement, at the Initial Closing (as defined below) each Investor agrees, severally and not jointly, to purchase, and the Company agrees to sell and issue to such Investor, for $1,000 per share (the "Purchase Price") that number of Series Y Shares equal to the Maximum Number of Initial Series Y Shares (as defined below). As used herein, the "Maximum Number of Initial Series Y Shares" shall mean the product obtained by multiplying (i) the maximum aggregate number of Series Y Shares that may be issued to all Investors without violation of the shareholder approval requirements of Section 4350(i)(1) of the Marketplace Rules of The Nasdaq Stock Market, Inc. ("Nasdaq"), BY (ii) the percentage set forth opposite such Investor's name on Schedule A hereto under the heading "Investor Percentage."

                      (ii) In the event that all of the conditions set forth in
Section 4.2 have been satisfied or waived at a time when not all of the conditions set forth in Section 4.3 have been satisfied or waived, at the Second Closing (as defined below) each Investor agrees, severally and not jointly, to purchase, and the Company agrees to sell and issue to such Investor, for the Purchase Price that number of Series Y Shares equal to the difference between
(i) the number of Series Y Shares purchased by the Investor at the Initial Closing and (ii) the number of Series Y Shares set forth opposite such Investor's name on Schedule A hereto under the heading "Number of Second Closing Series Y Shares."

                        Stock Purchase Agreement - Page 2


                      (iii) In the event that all of the conditions set forth in
Section 4.3 have been satisfied or waived at or prior to the date when all of the conditions set forth in Sections 4.2 have been satisfied or waived, at the Second Closing each Investor agrees, severally and not jointly, to purchase, and the Company agrees to sell and issue to such Investor, for the Purchase Price that number of Series Y Shares equal to the difference between (i) the number of Series Y Shares purchased by the Investor at the Initial Closing and (ii) the number of Series Y Shares set forth opposite such Investor's name on Schedule A hereto under the heading "Maximum Number of Series Y Shares."

                      (iv) In the event that the Second Closing has occurred as described in Section 1.1(c)(ii), at the Third Closing each Investor agrees, severally and not jointly, to purchase, and the Company agrees to sell and issue to such Investor, for the Purchase Price that number of Series Y Shares set forth opposite such Investor's name on Schedule A hereto under the heading "Additional Series Y Shares."

         1.2      Closings.

                  (a) Initial Closing. The purchase and sale of the Series Y Shares as described in Section 1.1(c)(i) above shall take place at a closing (the "Initial Closing") to be held at the offices of Testa, Hurwitz & Thibeault, LLP, 125 High Street, Boston, Massachusetts 02110, at 10:00 A.M., on December 31, 2001, or at such other location, on such other date and at such time as may be mutually agreed upon by the Company and the Investors (the "Initial Closing Date").

                  (b) Second Closing. The purchase and sale of the Series Y Shares described in Section 1.1(c)(ii) or Section 1.1(c)(iii) above shall take place at a closing (the "Second Closing") to be held at the offices of Testa, Hurwitz & Thibeault, LLP, 125 High Street, Boston, Massachusetts 02110, at 10:00 A.M. on a date within two business days after the date on which the last of the conditions set forth in Section 4.2 has been satisfied or waived, or at such other location, on such other date and at such time as may be mutually agreed upon by the Company and the Investors (the "Second Closing Date").

                  (c) Third Closing. If required, the purchase and sale of the Series Y Shares described in Section 1.1(c)(iv) above shall take place at a closing (the "Third Closing") to be held at the offices of Testa, Hurwitz & Thibeault, LLP, 125 High Street, Boston, Massachusetts 02110, at 10:00 A.M. on a date within two business days after the date on which the last of the conditions set forth in Section 4.3 has been satisfied or waived, or at such other location, on such other date and at such time as may be mutually agreed upon by the Company and the Investors (the "Third Closing Date").

                  (d) Assignment of Right to Purchase Series Y Shares. Each Investor may assign all or any portion of its right and obligation to purchase the number of Series Y Shares set forth opposite such Investor's name under the headings "Maximum Series Y Shares," on Schedule A to any person listed on Schedule B or any other financial investor upon obtaining the prior written consent of the Company; provided, however, that the assignee (if not at the relevant time already a signatory hereto) executes a counterpart signature page to this Agreement agreeing to be bound by all the terms of this Agreement. Notwithstanding the foregoing, any Investor who

                        Stock Purchase Agreement - Page 3


assigns all or any portion of its right and obligation to purchase Series Y Shares hereunder shall remain obligated to purchase such Series Y Shares and perform its assigned obligations hereunder to the extent that the assignee fails to do so. The Company shall, without the consent of the Investors, amend Schedule A to provide for the sale and issuance of Series Y Shares to one or more investors that shall become party to this Agreement in accordance with the provisions of this Section 1.2(d). The terms "Investor" and "Investors" shall include such additional investors as exist, from time to time.

                  (e) At each Closing, the Company shall deliver to each Investor a certificate evidencing the Series Y Shares purchased by such Investor at such Closing against payment of the full Purchase Price therefor by, at the option of each Investor, (i) wire transfer of funds, (ii) delivery to the Company for cancellation Bridge Notes with a principal amount equal to the amount of such Purchase Price, or (iii) delivery or transfer of such sum to the Company by any combination of such methods of payments. The Initial Closing, the Second Closing and the Third Closing each may be referred to herein as a "Closing."

         2. Representations and Warranties of the Company. The Company hereby represents and warrants to each Investor that, except as set forth on a Schedule of Exceptions (the "Schedule of Exceptions") furnished to each Investor and special counsel for the Investors, specifically identifying the relevant subparagraph hereof, which exceptions shall be deemed to be representations and warranties as if made hereunder:

         2.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted as described in the documents filed by the Company under the Securities Exchange Act of 1934 (the "Exchange Act"), since the end of its most recently completed fiscal year through the date hereof, including, without limitation, its most recent annual report on Form 10-K (the "Exchange Act Documents"). The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would, either individually or in the aggregate, have a material adverse effect upon the condition (financial or otherwise), earnings, business or business prospects, properties or operations of the Company and its Subsidiaries, considered as one enterprise (a "Material Adverse Effect").

         2.2      Capitalization and Voting Rights.

                  (a) The authorized capital stock of the Company consists, or will consist immediately prior to the Initial Closing, of: (i) 20,000,000 shares of Preferred Stock, par value $.001 per share (the "Preferred Stock"), of which
(i) 15,000 shares will have been designated Series Y Preferred Stock, all of which may be issued pursuant to this Agreement, (ii) 20,000 shares of Series X Convertible Preferred Stock (the "Series X Preferred Stock"), of which 10,000 shares were issued and outstanding as of the date hereof, and 10,000 shares are subject to issuance pursuant to the terms of the Series X Convertible Preferred Stock Purchase Agreement dated as of November 14, 2001 (the "Series X Purchase Agreement") among the Company and the Investors listed on Schedule A thereto and
(iii) 200,000,000 shares of common stock, par value $0.0005 per share (the "Common Stock"), of the Company, of which 64,763,709 shares

                        Stock Purchase Agreement - Page 4


were issued and outstanding as of November 9, 2001. The rights, privileges and preferences of the Series Y Preferred Stock will be as stated in the Series Y Designation.

                  (b) The outstanding shares of Common Stock are all duly and validly authorized and issued, fully paid and nonassessable, and were issued in accordance with the registration or qualification provisions of the Securities Act of 1933, as amended (the "Act"), and any relevant state securities laws, or pursuant to valid exemptions therefrom.

                  (c) Except for (i) the transactions contemplated by this Agreement and the Series X Purchase Agreement, (ii) the conversion privileges of the Series Y Preferred Stock to be issued under this Agreement, (iii) the conversion privileges of the Series X Preferred Stock issued or to be issued pursuant to the Series X Purchase Agreement, (iv) an aggregate of no more than 17,563,126 shares of its Common Stock reserved for issuance under the Company's Amended and Restated 1999 Stock Plan, the Vector Internet Services Inc. 1997 Stock Option Plan, the Vector Internet Services Inc. 1999 Stock Option Plan, the Company's 1999 Employee Stock Purchase Plan and the Company's 2001 Stock Option and Incentive Plan (together, the "Stock Plans"), and (iii) an aggregate of 83,314 shares of its Common Stock reserved for issuance upon the exercise of warrants issued to VantagePoint Venture Partners 1996, L.P. and VantagePoint Communications Partners, L.P, there were no outstanding options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock as of the date of this Agreement. Other than the Voting Agreements, the Stockholders Agreement (as defined below) and the Series X Purchase Agreement, the Company is not a party or subject to any agreement or understanding, and, to the best of the Company's knowledge, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security of the Company.

                  (d) The shares of Common Stock, the shares of Series X Preferred Stock and the shares of Series Y Preferred Stock that are subject to the Voting Agreements are sufficient, if voted in accordance with the Voting Agreements, under the Delaware General Corporation Law and the Company's certificate of incorporation and by-laws to obtain the Required Stockholder Approvals (as defined in Section 2.4 below), assuming (i) the exercise of all currently outstanding options, warrants, rights or agreements for the purchase or acquisition of any shares of the Company's capital stock that may be exercised on or after the date hereof and (ii) the transfer of all shares of Common Stock which are permitted to be transferred under the VantagePoint Voting Agreement without the consent or approval of the Investors and the Company.

         2.3 Subsidiaries. Each of the Company's Subsidiaries (as defined in Rule 405 under the Act) (each a "Subsidiary") is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was formed and has all requisite corporate or limited liability company power and authority to carry on its business as now conducted and as proposed to be conducted as described in the Exchange Act Documents. Each of the Company's Subsidiaries is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify or be in good standing would have a Material Adverse Effect. The outstanding shares of capital stock or limited liability company interests, as applicable, of each of

                        Stock Purchase Agreement - Page 5


the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of all liens, encumbrances and equities and claims; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Subsidiaries are outstanding.

         2.4 Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company to be performed by it at or before the Closings hereunder, and the authorization, issuance (or reservation for issuance), sale and delivery of the Series Y Preferred Stock being sold hereunder and the Conversion Shares has been taken or will be taken prior to the Initial Closing, except that (i) the issuance, sale and delivery of the Series Y Preferred Stock being sold hereunder and the shares of Common Stock to be issued upon conversion of the Series Y Shares (the "Conversion Shares") (other than the Series Y Preferred Stock being sold at the Initial Closing and the related Conversion Shares) requires the approval of the Company's stockholders pursuant to Nasdaq Marketplace Rule 4350(i)(1); (ii) the number of Conversion Shares issuable upon conversion of the Series Y Preferred Stock exceeds the number of authorized, unissued and unreserved shares of Common Stock on the date of this Agreement and, as a result, all corporate action necessary to amend the certificate of incorporation of the Company to authorize an additional number of shares of Common Stock necessary to allow for the issuance of the Conversion Shares will need to be taken, including the approval of such an amendment by the Company's stockholders and the filing of an instrument necessary to implement such an amendment with the Secretary of State of Delaware; (iii) all corporate action necessary to amend the certificate of incorporation of the Company (including the Certificate of Designation that created the Series X Preferred Stock (the "Series X Designation")) (A) to increase the closing sale price of the Corporation's Common Stock on the NNM necessary to cause an automatic conversion of the Series X Preferred Stock referenced in Section 3(b) of the Series X Designation from $2.00 per share to $2.50 per share, (B) to reflect that the Series X Preferred Stock and Series Y Preferred Stock shall rank on parity with one another for purposes of Sections 2 and 6 of the Series X Designation and (C) to reflect in Section 5(a) of the Series X Designation that the Company can authorize or issue, or obligate itself to issue, commencing six months after the date of filing with the Secretary of State of Delaware of the Series Y Designation, equity securities having rights, preferences or privileges pari passu with the Series X Preferred Stock without the consent of the holders of at least a majority of the then outstanding Series X Preferred Stock will need to be taken, including the approval of such amendments by the holders of the Series X Preferred Stock and the Company's stockholders and the filing of an instrument necessary to implement such amendments with the Secretary of State of Delaware;
(iv) all corporate action necessary to amend the Series Y Designation to add the clause contemplated by Section 6.7 will need to be taken, including the approval of such an amendment by the Company's Board of Directors and the holders of the Series X Preferred Stock and the filing of an instrument necessary to implement such an amendment with the Secretary of State of Delaware (the stockholder approvals specified in clauses (i), (ii), (iii) and (iv) of this sentence shall constitute the "Required Stockholder Approvals"); and (v) to the extent that, as a result of any anti-dilution adjustment to the Conversion Price (as defined in both the Series X Designation and Series Y Designation), the

                        Stock Purchase Agreement - Page 6


number of shares of Common Stock issuable upon conversion of shares of Series X Preferred Stock and Series Y Preferred Stock exceeds the number of authorized and unissued shares of Common Stock on the date of such adjustment, corporate action will need to be taken to amend the certificate of incorporation of the Company to authorize an additional number of shares of Common Stock and to reserve such number of shares of Common Stock necessary to allow for the issuance of such excess number of shares of Common Stock. This Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws and principles relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification and contribution provisions contained herein may be limited by applicable federal or state securities laws.

         2.5 Valid Issuance of Preferred and Common Stock. The Series Y Preferred Stock that is being purchased by the Investors hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws. Assuming the certificate of incorporation of the Company is amended to authorize an additional number of shares of Common Stock necessary to allow for the issuance of the Conversion Shares, the Conversion Shares will be duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Series Y Designation, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws; provided, however, that to the extent that, as a result of any anti-dilution adjustment to the Conversion Price (as defined in both the Series X Designation and Series Y Designation), the number of shares of Common Stock issuable upon conversion of shares of Series X Preferred Stock and Series Y Preferred Stock exceeds the number of authorized and unissued shares of Common Stock on the date of such adjustment, corporate action will need to be taken to amend the certificate of incorporation of the Company to authorize an additional number of shares of Common Stock and to reserve such number of shares of Common Stock necessary to allow for the issuance of such excess number of shares of Common Stock.

         2.6 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the execution and delivery of this Agreement, the issuance of shares of Series Y Preferred Stock pursuant to the terms of this Agreement and the issuance of Conversion Shares upon conversion of shares of Series Y Preferred Stock in accordance with the Series Y Designation, except (i) the filing of the Series Y Designation and certificates of amendment or amended and restated certificates of incorporation necessary to implement any amendments to the certificate of incorporation of the Company (including the Series X Designation) to increase the number of authorized shares of Common Stock, to amend the terms of the Series X Preferred Stock and to implement any other matter contemplated by this Agreement, (ii) such filings as may be required to be made with Nasdaq, (iii) regulatory filings, approvals and notices, including filings and notices with the Federal Communications Commission and state public utility commissions, which either have

                        Stock Purchase Agreement - Page 7


been made or for which the failure to make would not have a Material Adverse Effect, (iv) filings as are required pursuant to applicable federal and state securities laws, which filings will be made within the required periods, and (v) if and to the extent that, as a result of any anti-dilution adjustment to the Conversion Price (as defined in both the Series X Designation and Series Y Designation), the number of shares of Common Stock issuable upon conversion of shares of Series X Preferred Stock and Series Y Preferred Stock exceeds the number of authorized and unissued shares of Common Stock on the date of such adjustment, corporate action will need to be taken to amend the certificate of incorporation of the Company to authorize an additional number of shares of Common Stock and to reserve such number of shares of Common Stock necessary to allow for the issuance of such excess number of shares of Common Stock.

         2.7 Offering. Subject in part to the truth and accuracy of each Investor's representations set forth in Section 3 of this Agreement, the offer, sale and issuance of the Series Y Preferred Stock as contemplated by this Agreement is, and the issuance of the Conversion Shares in accordance with the terms of the Series Y Designation will be, exempt from the registration requirements of any applicable state and federal securities laws, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

         2.8 Litigation. There is no action, suit, proceeding or known investigation pending or, to the Company's knowledge, currently threatened against the Company or any of its Subsidiaries, officers or directors that questions the validity of this Agreement, or the right of the Company to enter into this Agreement, or to consummate the transactions contemplated hereby, or that might result, either individually or in the aggregate, in any Material Adverse Effect, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing.

         2.9 Patents and Trademarks. Each of the Company and its Subsidiaries owns or possesses sufficient rights to use all material patents, patent rights, trademarks, copyrights, licenses, inventions, trade secrets, trade names and know-how (collectively, "Intellectual Property") owned or possessed by it or that are necessary for the conduct of its business as now conducted or as proposed to be conducted as described in the Exchange Act Documents except where the failure to currently own or possess such rights would not have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any notice of, or has any knowledge of, any asserted infringement by the Company or any of its Subsidiaries of, any rights of a third party with respect to any Intellectual Property that the Company believes, individually or in the aggregate, would have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any notice of, or has any knowledge of, infringement by a third party with respect to any Intellectual Property of the Company or of any Subsidiary that the Company believes, individually or in the aggregate, would have a Material Adverse Effect.

         2.10     Compliance with Other Instruments.

                  (a) Neither the Company nor any of its Subsidiaries is in violation of (i) its respective organizational documents or (ii) any Laws which, in the case of (ii), would have a Material Adverse Effect.

                        Stock Purchase Agreement - Page 8



                  (b) The execution and delivery of this Agreement, the issuance and sale of the Series Y Preferred Stock under this Agreement, the issuance of the Conversion Shares upon conversion of the Series Y Preferred Stock in accordance with the Series Y Designation, the fulfillment of the terms of this Agreement and the consummation of the transactions contemplated hereby will not
(a) conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, (i) any material bond, debenture, note or other evidence of indebtedness, lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any Subsidiary is a party or by which it or any of its Subsidiaries or their respective properties are bound, (ii) subject to the exceptions set forth in the first sentence of Section 2.4, the charter, by-laws or other organizational documents of the Company or any Subsidiary, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority (collectively, "Laws") applicable to the Company or any Subsidiary or their respective properties, except in the case of clauses (i) and (iii) for any such conflicts, violations or defaults which are not reasonably likely to have a Material Adverse Effect or (b) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or any Subsidiary or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them is bound or to which any of the material property or assets of the Company or any Subsidiary is subject.

         2.11 Government Permits. The Company and each of its Subsidiaries has obtained all necessary franchises, permits, licenses, and any similar authority (collectively, "Permits") necessary for the conduct of its business as now being conducted and as proposed to be conducted by it, except where the failure to obtain such Permit could not reasonably be expected to have a Material Adverse Effect.

         2.12 Registration Rights. Except as provided herein, in the Series X Purchase Agreement and in the Amended and Restated Investors' Rights Agreement dated as of July 16, 1999 between the Company and the purchasers named therein, the Company has not granted to or agreed to grant to any holders of shares of its Common Stock or securities convertible into Common Stock registration rights with respect to such shares under the Act.

         2.13 Reporting Status. The Company has filed in a timely manner all documents that the Company was required to file under the Exchange Act during the 12 months preceding the date of this Agreement. All such documents complied in all material respects with the SEC's requirements as of their respective filing dates, and the information contained therein as of the date thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made not misleading.

         2.14 Financial Statements. The financial statements of the Company and the related notes contained in the Exchange Act Documents present fairly, in accordance with generally accepted accounting principles, the financial position of the Company and its Subsidiaries as of

                        Stock Purchase Agreement - Page 9



the dates indicated, and the results of its operations and cash flows for the periods therein specified consistent with the books and records of the Company and its Subsidiaries except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which are not expected to be material in amount. Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods therein specified, except as may be included in the notes to such financial statements, or in the case of unaudited statements, as may be permitted by the SEC on Form 10-Q under the Exchange Act and except as disclosed in the Exchange Act Documents. The other financial information contained in the Exchange Act Documents has been prepared on a basis consistent with the financial statements of the Company.

         2.15 No Material Adverse Effect. Except as disclosed in Exchange Act Documents, since September 30, 2001, there has not been (i) any material adverse change in the financial condition or earnings of the Company and its Subsidiaries considered as one enterprise, (ii) any material adverse event affecting the Company or its Subsidiaries, (iii) any obligation, direct or contingent, that is material to the Company and its Subsidiaries considered as one enterprise, incurred by the Company, except obligations incurred in the ordinary course of business, (iv) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of its Subsidiaries, or (v) any loss or damage (whether or not insured) to the physical property of the Company or any of its Subsidiaries which has been sustained which has a Material Adverse Effect.

         2.16     Listing. The Company's Common Stock is registered pursuant to
Section 12(g) of the Exchange Act and is listed on the Nasdaq Stock Market, Inc. National Market (the "NNM").

         2.17 Company not an "Investment Company." The Board of Directors of the Company has taken all action which is necessary to cause Harry F. Hopper to become a Class I Director of the Company immediately after the Initial Closing.

         3. Representations and Warranties of the Investors. Each Investor hereby represents and warrants that:

         3.1 Authorization. Such Investor has full power and authority to enter into this Agreement and such Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of

                       Stock Purchase Agreement - Page 10



creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained herein may be limited by applicable federal or state securities laws.

         3.2 Purchase Entirely for Own Account. This Agreement is made with such Investor in reliance upon such Investor's representation to the Company, which by such Investor's execution of this Agreement such Investor hereby confirms, that the Bridge Notes, the Series Y Shares and the Conversion Shares (collectively, the "Securities") will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, such Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

         3.3 Disclosure of Information. Such Investor represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities, and the business, properties, prospects and financial condition of the Company.

         3.4 Investment Experience. Such Investor is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. If other than an individual, such Investor also represents it has not been organized for the purpose of acquiring the Securities. Such Investor has carefully considered the potential risks relating to the Company and a purchase of the Securities, and fully understands that the Securities are speculative investments which involve a high degree of risk of loss of such Investor's entire investment. Among others, such Investor has carefully considered each of the risks identified under the caption "Risk Factors" and "Additional Risk Factors" in the Exchange Act Documents.

         3.5 Accredited Investor. Such Investor is an "accredited investor" within the meaning of Securities and Exchange Commission ("SEC") Rule 501 of Regulation D, as presently in effect.

         3.6 Investor Not an Investment Company. Such Investor is not an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act.

         3.7 Restricted Securities. Such Investor understands that the Securities are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances. In this connection, such Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

                       Stock Purchase Agreement - Page 11


         3.8 Further Limitations on Disposition. Without in any way limiting the representations set forth above, such Investor further agrees not to make any disposition of all or any portion of the Securities to any third party unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 3 to the extent this Section is then applicable, and:

                  (a) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                  (b) (i) Such Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, such Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Act.

                  Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by an Investor that is a partnership to any general or limited partner of such partnership or to the estate of any such partner or to any corporation, partnership, or other entity which is an affiliate of such partnership or the transfer by gift, will or intestate succession by any such partner to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or his or her spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were an original Investor hereunder.

         3.9 Suspension of Trading. Such Investor acknowledges that there may occasionally be times when the Company determines that it must suspend the use of the prospectus forming a part of a registration statement covering the Securities. Such Investor is aware that, in such event, the Securities will not be subject to ready liquidation, and that any Securities purchased by the Investor would have to be held during such suspension. The overall commitment of such Investor to investments which are not readily marketable is not excessive in view of such Investor's net worth and financial circumstances, and any purchase of the Securities will not cause such commitment to become excessive.

         3.10 Reliance; Material Changes. The information contained herein is complete and accurate and may be relied upon by the Company, and such Investor will notify the Company promptly of any material change in any of such information occurring prior to each Closing.

         3.11 Legends. It is understood that the certificates evidencing the Securities may bear the following legend:

                  "These securities have not been registered under the Securities Act of 1933, as amended, or any state securities laws. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act and any applicable state securities laws or pursuant to an exemption under such laws, together with, in certain cases, an opinion of counsel satisfactory to the Company that such registration is not required."

                       Stock Purchase Agreement - Page 12



         4.       Conditions of Investors' Obligations at Closings.

         4.1 Initial Closing. The obligations of each Investor to purchase Series Y Shares at the Initial Closing are subject to the fulfillment on or before the Initial Closing of each of the following conditions, unless such condition or conditions are waived by the Investors purchasing at least a majority of the Series Y Shares being purchased at the Initial Closing:

                  (a) Representations and Warranties. The representations and warranties of the Company contained in Section 2 of this Agreement shall be true in all material respects (other than representations and warranties subject to "materiality" or "Material Adverse Effect" qualifiers, which shall be true in all respects) on and as of the Initial Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing, except to the extent such representations and warranties are by their express provisions made as of the date of this Agreement or another specified date.

                  (b) Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Initial Closing.

                  (c) Compliance Certificate. The President or Chief Executive Officer of the Company shall deliver to each Investor at the Initial Closing a certificate stating that the conditions specified in Section 4.1(a) and Section 4.1(b) have been fulfilled.

                  (d) Qualifications. All Permits, if any, that are required in connection with the lawful issuance and sale of the Series Y Preferred Stock pursuant to this Agreement shall be duly obtained and effective as of the Initial Closing except any regulatory filings, approvals and notices, including filings and notices with the Federal Communications Commission and state public utility commissions, which the failure to obtain or to be effective would not have a Material Adverse Effect.

                  (e) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Initial Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to Investors, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request. This may include, without limitation, good standing certificates and certification by the Company's Secretary regarding the Amended and Restated Certificate of Incorporation (the "Restated Certificate") and Bylaws and Board of Directors and stockholder resolutions (if any) relating to this transaction.

                       Stock Purchase Agreement - Page 13



                  (f) Opinion of Company Counsel. Each Investor shall have received from Testa, Hurwitz & Thibeault, LLP, counsel for the Company, an opinion, dated as of the Initial Closing, in the form attached hereto as Exhibit B.
                  (g) Management Rights Agreement. The Company shall execute and deliver to The Lafayette Investment Fund, L.P. a management rights agreement reasonably acceptable to both parties to allow The Lafayette Investment Fund, L.P. to maintain the status of a "venture capital operating company," as defined in the Department of Labor Regulations, Section 2501.3-101(d).

         4.2 Second Closing. The obligations of each Investor to purchase Series Y Shares at the Second Closing are subject to the fulfillment on or before the Second Closing of each of the following conditions, unless such condition or conditions are waived with respect to such Closing by Investors purchasing at least a majority of the Series Y Shares being purchased at such
Closing:

                  (a) Initial Closing. The Initial Closing shall have occurred.

                  (b) Required Stockholder Approvals. The Company shall have obtained the Required Shareholder Approvals.

                  (c) No proceeding shall have been instituted which has not been withdrawn or dismissed (i) seeking to have an order for relief entered in respect of the Company, or seeking a declaration or entailing a finding that the Company is insolvent or a similar declaration or finding, or seeking dissolution, winding-up, charter revocation or forfeiture, liquidation, reorganization, arrangement, adjustment or composition or other similar relief with respect to the Company, its assets or its debts under any law relating to bankruptcy, insolvency, relief of debtors or protection of creditors, termination of legal entities or any other similar law, or (ii) seeking appointment of a receiver, trustee, custodian, liquidator, assignee, sequestrator or other similar person for the Company or for all or any substantial part of its property.

                  (d) The Company shall not have (i) after taking into effect the proposed Closing, become generally unable to pay its debts as they become due, (ii) voluntarily suspended transaction of its business, (iii) made a general assignment for the benefit of creditors, (iv) instituted a proceeding described in Section 4.2(c), (v) consented to any order for relief, declaration, finding or relief described in Section 4.2(c), (vi) consented to the appointment or to the taking of possession by, any such official or all or any substantial part of this property whether or not any proceeding is instituted, dissolves winds-up or liquidates itself or any substantial part of its property, or (vii) taken any action in furtherance of any of the foregoing.

         4.3 Third Closing. The obligations of each Investor to purchase Series Y Shares at the Third Closing, if required, are subject to the fulfillment on or before the Third Closing of each of the following conditions, unless such condition or conditions are waived with respect to such Closing by Investors purchasing at least a majority of the Series Y Shares being purchased at such Closing:

                  (a) Initial Closing. The Initial Closing shall have occurred.

                       Stock Purchase Agreement - Page 14




                  (b) Series X Preferred Stock Investment. The Company shall have received not less than $14,990,000 from the sale of Series X Preferred Stock pursuant to the terms of the Series X Purchase Agreement.

         5. Conditions of the Company's Obligations at Closing. The obligations of the Company to each Investor under this Agreement are subject to the fulfillment on or before each Closing (except in the case of Section 5.5, which section shall only apply to the Second Closing and the Third Closing) in which such Investor participates of each of the following conditions by that Investor, unless waived in writing by the Company:

         5.1 Representations and Warranties. The representations and warranties of such Investor contained in Section 3 shall be true on and as of each Closing in which each such Investor purchases shares of Series Y Preferred Stock with the same effect as though such representations and warranties had been made on and as of each such Closing.

         5.2 Performance. Such Investor shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before each Closing.

         5.3 Compliance Certificate. Such Investor shall deliver to the Company at each Closing a certificate stating that the conditions specified in Sections 5.1 and 5.2 have been satisfied.

         5.4 Qualifications. All Permits, if any, that are required in connection with the lawful issuance and sale of the Series Y Preferred Stock pursuant to this Agreement shall be duly obtained and effective as of each Closing.

         5.5 Required Stockholder Approvals. The Company shall have obtained the Required Shareholder Approvals on or prior to the Second Closing.

         6.       Covenants.

         6.1 Delivery of Monthly Financial Statements. As soon as practicable, but in any event within twenty (20) business days after the end of each month, up to and until the later of (i) the Second Closing or (ii) June 30, 2002, the Company shall deliver to each Investor holding at least 20% of the then outstanding shares of Series Y Preferred Stock an unaudited statement of operations for the month then ended and for the portion of the fiscal year to the end of such month, and a balance sheet as of the close of such month. Each Investor shall maintain the confidentiality of any information so obtained by it. All such statements and balance sheets shall be prepared by the Company in accordance with GAAP applied on a consistent basis throughout the periods therein specified and with past practice, except as may be set forth in the notes to such financial statements or as may be permitted by the SEC on Form 10-Q under the Exchange Act and shall present fairly the financial condition of the Company and its results of operation for the period specified, subject to year-end adjustment.

                       Stock Purchase Agreement - Page 15




         6.2 Required Corporate Action. The Company shall take all action required under the Delaware General Corporation Law and the Company's certificate of incorporation and its by-laws to convene a meeting of the stockholders of the Company to consider and obtain the Required Stockholder Approvals. The Company shall promptly prepare and file a proxy statement with the SEC to solicit the consents of the Company's stockholders necessary to obtain the Required Stockholder Approvals. The Company shall use its reasonable best efforts to hold the meeting of the stockholders to obtain the Required Stockholder Approvals as promptly as possible following the filing of such proxy with the SEC but in no event later than June 30, 2002. If, at any time or from time to time, the Company's certificate of incorporation needs to be amended to increase the number of authorized but unissued shares of Common Stock to permit full conversion of the outstanding shares of Series X Preferred Stock or Series Y Preferred Stock or any other action of the Company's shareholders is required to fully implement the transactions contemplated by this Agreement (including the actions necessary to obtain the Required Stockholder Approvals), each Investor shall vote all shares of capital stock of the Company (including shares of Series Y Preferred Stock and Common Stock) in favor of such action.

         6.3 Bridge Loan. In the event that the aggregate purchase price of the Series Y Shares purchased by the Investors at the Initial Closing is less than $10,000,000, then at the Initial Closing each Investor agrees, severally and not jointly, to loan to the Company an amount equal to the product obtained by multiplying (A) the difference between (i) the purchase price of the Series Y Shares purchased by such Investor at the Initial Closing and (ii) $10,000,000, BY (B) the percentage set forth opposite such Investor's name on Schedule A hereto under the heading "Investor Percentage" (each, a "Bridge Loan"). Each Bridge Loan shall be evidenced by a Bridge Note in the form attached hereto as Exhibit D (collectively, the "Bridge Notes").

         6.4 Voting Agreements. Simultaneously with the execution and delivery of this Agreement, each of the Company, the Investors, VantagePoint Venture Partners III (Q), L.P., VantagePoint Venture Partners III, L.P., VantagePoint Communications Partners, L.P. and VantagePoint Venture Partners 1996, L.P. has executed and delivered a Voting Agreement in the form of Exhibit C-1 (the "VantagePoint Voting Agreement"). Simultaneously with the execution and delivery of this Agreement, each of the Company and the Investors has executed and delivered a Voting Agreement in the form of Exhibit C-2 (the "Series Y Voting Agreement," and together with the VantagePoint Voting Agreement, the "Voting Agreements"). Neither Company nor its Board of Directors shall take any action that would cause any of the Voting Agreements to be unenforceable in accordance with its terms under applicable law.

         6.5 Stockholders Agreement. Simultaneously with the execution and delivery of this Agreement, each of the Company, the Investors, VantagePoint Venture Partners III (Q), L.P., VantagePoint Venture Partners III, L.P., VantagePoint Communications Partners, L.P. and VantagePoint Venture Partners 1996, L.P. has executed and delivered a Stockholders Agreement, in the form of Exhibit E (the "Stockholders Agreement"), which agreement shall be effective as of the Initial Closing.

                       Stock Purchase Agreement - Page 16




         6.6 NNM Listing. The Company shall use commercially reasonable efforts to comply with all requirements of the NNM with respect to the listing of the Conversion Shares on the NNM.

         6.7 Possible Change to Series Y Preferred Stock Terms. Promptly after the execution and delivery of this Agreement, the Company shall use its commercially reasonable efforts to seek the clearance of Nasdaq under the Nasdaq's voting rights policy to include in Section 5 of the Series Y Designation an additional clause (c), which shall read as follows: "(c) authorize or issue, or obligate itself to issue, (i) any other equity security, including any other security convertible into or exercisable for any equity security, having rights, preferences or privilegessenior to the Series Y Preferred Stock or (ii) during the six month period beginning on the Filing Date, any other equity security, including any other security convertible into or exercisable for any equity security, having rights, preferences or privileges pari passu with the Series Y Preferred Stock." To the extent practicable, single counsel to the Investors shall have the right to participate in all discussions with the Nasdaq. If the Company obtains such clearance prior to the scheduled date of the Initial Closing set forth in Section 1.2(a), the Series Y Designation shall be revised to include such additional clause. If the Company does not obtain such clearance prior to the scheduled date of the Initial Closing set forth in Section 1.2(a), the Series Y Designation shall not be revised to include such additional clause.

         7.       Miscellaneous.

         7.1 Survival. The warranties, representations and covenants of the Company and Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closings for a period of twelve months following the last Closing held pursuant to this Agreement and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investors or the Company; provided, however, the representations and warranties in Section 2.5 and the terms in
Section 6 shall survive indefinitely, and provided that representations and warranties speak only as of the time they are made.

         7.2 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Securities); provided, however, (i) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned, and (ii) such transferee shall agree to be subject to all applicable terms and restrictions set forth in this Agreement. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         7.3 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Connecticut as applied to agreements among Connecticut residents entered into and to be performed entirely within Connecticut.

                       Stock Purchase Agreement - Page 17



         7.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         7.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         7.6 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

         7.7 Expenses. Irrespective of whether a particular Closing is effected, the Company and the Investors shall bear their own costs and expenses incurred with respect to the negotiation, execution, delivery and performance of this Agreement, provided, however, that upon each Closing, the Company shall, reimburse the reasonable fees and expenses of a single counsel for the Investors (not to exceed an aggregate of $100,000 for all Closings).

         7.8 Amendments and Waivers. Except as otherwise set forth in this Agreement, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and holders of a majority of the Conversion Shares (including Conversion Shares issuable upon conversion of the Series Y Preferred Stock). Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company. Notwithstanding anything to the contrary contained herein, the Investors holding the right to purchase a majority of the Series Y Shares hereunder shall have the right to waive any condition in order to effectuate the purchase of the Series Y Shares contemplated herein.

         7.9 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         7.10 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties with respect to the subject matter hereof and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants with respect to such subject matter except as specifically set forth herein or therein.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

                       Stock Purchase Agreement - Page 18




         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                    COMPANY:

                                    DSL.net, Inc.


                                    By: /s/ David F. Struwas
                                        ------------------------------------

                                    Title: Chairman & CEO
                                           ---------------------------------

                                    Address: 545 Long Wharf Drive
                                             New Haven, CT 06511







                         [ADDITIONAL SIGNATURES FOLLOW]

                  COLUMBIA CAPITAL EQUITY PARNTERS II (QP), L.P.

                  By: Columbia Capital Equity Partners, L.L.C.


                      By: /s/ Harry F. Hopper
                          ---------------------------------------
                      Name: Harry F. Hopper
                            -------------------------------------
                      Title: Partner
                             ------------------------------------



                  COLUMBIA CAPITAL EQUITY PARNTERS III (QP), L.P.

                  By: Columbia Capital Equity Partners III, L.P.
                      Its: General Partner


                      By: /s/ Harry F. Hopper
                          ---------------------------------------
                      Name: Harry F. Hopper
                            -------------------------------------
                      Title: Partner
                             ------------------------------------







                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  CHARLES RIVER PARTNERSHIP X, A LIMITED PARTNERSHIP

                  By: Charles River X GP, LLC, General Partner


                      By: /s/ Richard M. Burnes, Jr.
                          ---------------------------------------
                      Name: Richard M. Burnes, Jr.
                            -------------------------------------
                      Title: General Partner
                             ------------------------------------















                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  THE LAFAYETTE INVESTMENT FUND, L.P.

                  By: Lafayette Investment Partners, L.P.,
                      its sole general partner

                  By: Lafayette Private Equities, Inc.,
                      its sole general partner


                      By: /s/ Robert Sussman
                          --------------------------------------
                          Robert Sussman
                          Vice President




















                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                      N.I.G. - BROADSLATE, LTD.

                      By: /s/ George Nasra
                          ---------------------------------------
                      Name: George Nasra
                            -------------------------------------
                      Title: Managing Director
                             ------------------------------------























                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         Each undersigned Investor hereby executes the DSL.net, Inc. Series Y Preferred Stock Purchase Agreement dated as of December 24, 2001, by and among the Company and the investors listed on Schedule A thereto (the "Agreement") and hereby agrees to all of the provisions of the Agreement and hereby authorizes this signature page to be attached to a counterpart of such Agreement executed by the other parties thereto.


                                    By:
                                       -------------------------

                                    Name:
                                         -----------------------

                                    Title:
                                          ----------------------

                                    Address:





                                    Dated:



Accepted and Agreed:
--------------------

DSL.NET, INC.


By:
   ---------------------------------

Name:
     -------------------------------

Title:
      ------------------------------

Dated:
      ------------------------------

                                   SCHEDULE A
                                   ----------

                              SCHEDULE OF INVESTORS
=========================================================================================
                                              NUMBER OF         MAXIMUM        ADDITIONAL
                               INVESTOR     SECOND CLOSING     NUMBER OF         SERIES
NAME AND ADDRESS              PERCENTAGE   SERIES Y SHARES   SERIES Y SHARES    Y SHARES
===========================   ==========   ===============   ===============   ==========
Columbia Capital Equity
Partners III (QP), L.P.         25.846%         2,584.6           3,876.9        1,292.3
c/o Columbia Capital
    Corporation
200 North Union Street
Suite 300
Alexandria, VA  22314

Columbia Capital Equity
Partners II (QP), L.P.           3.380%           338               507            169
c/o Columbia Capital
    Corporation
200 North Union Street
Suite 300
Alexandria, VA  22314

Columbia Cardinal
Partners, LLC                    3.626%           362.6             543.9          181.3
c/o Columbia Capital
    Corporation
200 North Union Street
Suite 300
Alexandria, VA  22314

Columbia Broadslate
Partners, LLC                   20.720%         2,072             3,108          1,036
c/o Columbia Capital
    Corporation
200 North Union Street
Suite 300
Alexandria, VA  22314

Columbia Capital Equity
Partners III (AI), L.P.          1.428%           142.8             214.2           71.4
c/o Columbia Capital
    Corporation
200 North Union Street
Suite 300
Alexandria, VA  22314

The Lafayette Investment
Fund, L.P.                        25.0%         2,500             3,750.0        1,250
Fountain Place
1445 Ross at Field
Dallas, TX 75202-2785

Charles River Partnership X,     6.034%           603.4             905.0          301.6
A Limited Partnership
c/o Charles River Ventures
1000 Winter Street, Suite 3300
Waltham, MA 02451

                                   SCHEDULE A - CON'T
                                   ------------------

                              SCHEDULE OF INVESTORS
=========================================================================================
                                              NUMBER OF         MAXIMUM        ADDITIONAL
                               INVESTOR     SECOND CLOSING     NUMBER OF         SERIES
NAME AND ADDRESS              PERCENTAGE   SERIES Y SHARES   SERIES Y SHARES    Y SHARES
===========================   ==========   ===============   ===============   ==========
Charles River Partnership X-A,    .165%            16.5              24.8            8.3
A Limited Partnership
c/o Charles River Ventures
1000 Winter Street, Suite 3300
Waltham, MA 02451

Charles River Friends X-B, LLC    .398%            39.8              59.7           19.9
c/o Charles River Ventures
1000 Winter Street, Suite 3300
Waltham, MA 02451

Charles River Friends X-C, LLC    .070%             7.0              10.5            3.5
c/o Charles River Ventures
1000 Winter Street, Suite 3300
Waltham, MA 02451

N.I.G. - Broadslate, Ltd.       13.333%         1,333.3           2,000.0          666.7
c/o National Bank of Kuwait
299 Park Avenue
New York, NY 10171-0023
                              ----------   ---------------   ---------------   ----------
TOTAL                              100%        10,000            15,000          5,000

                                   SCHEDULE B
                                   ----------

               Columbia Cardinal Partners, LLC, and its affiliates
              Columbia Broadslate Partners, LLC, and its affiliates
              J.P. Morgan Partners (SBIC), LLC, and its affiliates
             Bessemer Venture Partners IV, L.P. , and its affiliates
                  Bessec Ventures IV, L.P. , and its affiliates
    Charles River Partnership X-A, A Limited Partnership, and its affiliates
               Charles River Friends X-B, LLC, and its affiliates
               Charles River Friends X-C, LLC, and its affiliates
                Court Square Ventures I, LLC, and its affiliates
              Tall Oaks Broadslate Partners LP, and its affiliates
                   Village Ventures, Inc., and its affiliates
              Sixty Wall Street SBIC Fund, L.P., and its affiliates

                                   EXHIBIT A:
         FORM OF DESIGNATION OF THE SERIES Y CONVERTIBLE PREFERRED STOCK

                                   EXHIBIT B:
                   FORM OF OPINION OF COUNSEL FOR THE COMPANY

                                  EXHIBIT C-1:
                      FORM OF VANTAGEPOINT VOTING AGREEMENT

                                  EXHIBIT C-2:
                        FORM OF SERIES Y VOTING AGREEMENT

                                                                       EXHIBIT D
                                                                       ---------

BY ACQUIRING THIS BRIDGE NOTE, THE HOLDER SHALL BE DEEMED TO REPRESENT AND WARRANT TO THE COMPANY AND TO ANY AND EVERY PRIOR HOLDER OF THIS BRIDGE NOTE THAT (i) THE HOLDER IS ACQUIRING THE SECURITIES SO ACQUIRED FOR THE HOLDER'S OWN ACCOUNT, FOR INVESTMENT, AND NOT WITH A VIEW TO THE RESALE OR OTHER TRANSFER THEREOF IN A DISTRIBUTION, HAVING NO PARTICIPATION IN ANY SUCH UNDERTAKING AND NO PARTICIPATION IN THE UNDERWRITING THEREOF, (ii) THE HOLDER CAN AFFORD TO LOSE THE ENTIRETY OF THE HOLDER'S INVESTMENT IN SUCH SECURITIES AND (iii) THE HOLDER IS AN ACCREDITED INVESTOR AS DEFINED IN RULE 501(A) UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAS SUCH KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS AS TO BE CAPABLE OF EVALUATING THE MERITS AND RISKS OF ACQUIRING SUCH SECURITIES. BY ACQUIRING THIS BRIDGE NOTE, THE HOLDER SHALL BE DEEMED TO COVENANT WITH THE COMPANY AND WITH ANY AND EVERY PRIOR HOLDER OF THIS NOTE THAT THE HOLDER WILL NOT RESELL, PLEDGE OR OTHERWISE TRANSFER ANY OR ALL OF THE SECURITIES SO ACQUIRED UNLESS AND UNTIL EITHER SUCH SECURITIES ARE REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, AND UNDER APPLICABLE STATE SECURITIES LAWS OR ELSE THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY, IN FORM REASONABLY ACCEPTABLE TO THE COMPANY, TO THE EFFECT THAT THE PROPOSED TRANSFER DOES NOT REQUIRE REGISTRATION UNDER SUCH ACT OR UNDER APPLICABLE STATE SECURITIES LAWS.


                                   BRIDGE NOTE

$[PRINCIPAL AMOUNT]                                                New Haven, CT
____________                                                   December 28, 2001

            For value received, the undersigned, DSL.net, Inc., a Delaware corporation (the "COMPANY"), promises to pay to [NAME OF HOLDER], a [STATE OF FORMATION] [TYPE OF ENTITY] (together with its successors and permitted transferees and assigns, the "HOLDER"), at the offices of Company located at 545 Long Wharf Drive, New Haven, Connecticut, or at such other place as Company may designate in writing to the undersigned, in lawful money of the United States of America, and in immediately available funds, the principal sum of [________________] AND NO/100 DOLLARS ($_______________________), together with interest on the principal balance from time to time outstanding hereunder (computed on the basis of a 360-day year for the actual number of days elapsed) from the date hereof until paid in full at a per annum rate equal to twelve percent (12.0%), compounded annually. This Note constitutes one of several "Bridge Notes" as defined in that certain DSL.net, Inc. Series Y Preferred Stock Purchase Agreement dated as of December 24, 2001 (the "STOCK PURCHASE AGREEMENT") among the Company and the investors (including, without limitation, the initial Holder) listed on Schedule A thereto. Capitalized terms used and not otherwise defined herein have the meanings ascribed to them in the Stock Purchase Agreement.

            1.  Payment.

                1.1 The principal balance and accrued interest under this Note shall be payable in accordance with all terms and conditions of the Stock Purchase Agreement as follows:

                      a. principal hereof shall be repaid pro rata with principal outstanding under the other Bridge Notes solely from the proceeds of the sale of shares of the Company's Series Y Convertible Preferred Stock, par value $.001 per share (the "Series Y Shares"), at the Second Closing and, if the aggregate principal of the Bridge Notes is not repaid in full prior to the Third

Closing, then at the Third Closing, in each case, concurrently with the consummation thereof, and all interest on the Bridge Notes shall be forgiven on the principal that is repaid at such Closings; or

                      b. in the event the Second Closing and Third Closing have not been consummated by June 30, 2002 (other than as a result of a breach by any of the Investors of its obligations under Section 1.1 of the Stock Purchase Agreement or a breach by any of the Investors of its obligations contained in
Section 2 of the Series Y Voting Agreement that, in either case, is not effectively remedied, waived or cured within ten (10) business days following such breach in performance or noncompliance), the entire principal balance and accrued interest then outstanding under this Note and all other Bridge Notes shall be due and payable on July 1, 2002.

The Company's obligation for the payment of principal and interest under this Note shall rank pari passu with the other Bridge Notes. The Company covenants that it shall make any and all payments of principal and interest due to the holders of the Bridge Notes in proportion to the outstanding balance under such Bridge Notes. If the Holder uses any portion of the principal of this Note to pay a portion of the purchase price for Series Y Shares at the Second Closing or Third Closing, the amount of principal so used shall be deemed to have been repaid for purposes of Section 1.1 hereof.

                1.2 Interest shall accrue on any amount past due hereunder at a rate equal to four percent (4.0%) per annum in excess of the interest rate otherwise payable hereunder. All such interest shall be due and payable on demand.

                1.3 In no event shall the amount of interest due or payable under this Note exceed the maximum rate of interest allowed by applicable law and, in the event any such payment is inadvertently paid by the undersigned or inadvertently received by the Holder, then such excess sum shall be credited as a payment of principal, unless the undersigned shall notify the Holder in writing that the undersigned elects to have such excess sum returned to it forthwith. It is the express intent of the parties hereto that the undersigned not pay and the Holder not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the undersigned under applicable law.

                1.4   Subject to Section 1.1 above, the Company may prepay this
Note in whole or in part, with all interest accrued to the date of such prepayment.

                1.5 THE UNDERSIGNED, AND THE HOLDER BY ACCEPTING THIS NOTE, EACH AGREE AND STIPULATE THAT THE ONLY CHARGE IMPOSED UPON THE UNDERSIGNED FOR THE USE OF MONEY IN CONNECTION WITH THIS NOTE IS AND SHALL BE THE INTEREST DESCRIBED IN THE FIRST PARAGRAPH HEREOF, AND FURTHER AGREE AND STIPULATE THAT ALL OTHER CHARGES IMPOSED BY THE HOLDER ON THE UNDERSIGNED IN CONNECTION WITH THIS NOTE, INCLUDING WITHOUT LIMITATION, ALL DEFAULT CHARGES, LATE CHARGES AND ATTORNEYS' FEES, ARE CHARGES MADE TO COMPENSATE THE HOLDER FOR UNDERWRITING OR ADMINISTRATIVE SERVICES AND COSTS OR LOSSES PERFORMED OR INCURRED, AND TO BE PERFORMED OR INCURRED, BY THE HOLDER IN CONNECTION WITH THIS NOTE AND SHALL UNDER NO CIRCUMSTANCES BE DEEMED TO BE CHARGES FOR THE USE OF MONEY. ALL CHARGES OTHER THAN CHARGES FOR THE USE OF MONEY SHALL BE FULLY EARNED AND NONREFUNDABLE WHEN DUE.

            2. Subordination of Obligations under this Note. The Company, for itself, its successors and assigns, covenants and agrees, and the Holder by such holder's acceptance hereof, likewise covenants and agrees, that notwithstanding any other provision of the Stock Purchase Agreement or this Note, the payment of the principal of and interest on this Note (other than the payment of this Note as contemplated by Section 1.1(a) above, as long as the proceeds from such repayment is simultaneously used to purchase Series Y Shares, or by the cancellation of this Note as payment of the purchase price for the Series Y Shares as contemplated by Section 1.2(e) of the Stock Purchase Agreement) shall be subordinated in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment in full of all Senior Debt (as hereinafter defined) at any time outstanding. The provisions of this Section 2 shall constitute a continuing representation to all Persons who, in reliance upon such provisions, become the holders of or continue to hold Senior Debt, and such provisions are made for the benefit of the holders of Senior Debt, and such holders are hereby made obligees hereunder the same as if their names were written herein as such, and they or any of them may proceed to enforce such provisions against the Company or against the Holder of this Note without the necessity of joining the Company as a party. At any time a holder of Senior Debt requests that the Holder enter into a subordination agreement to reflect the subordination of the indebtedness evidenced by this Note, the Holder of this Note shall enter into any such subordination agreement reasonably requested by such holder of Senior Debt.

            3. Senior Debt Defined. The term "Senior Debt" shall mean all indebtedness of the Company for money borrowed from banks or other institutional lenders, including any extension or renewals thereof, whether outstanding on the date hereof or thereafter created or incurred, which is not by its terms subordinate and junior to or on a parity with this Note.

            4. Events of Default. The occurrence of any of the following shall constitute an "Event of Default" by the Company under this Note:

                (i) Company shall fail to pay in full any principal, accrued interest or other amounts due to Holder under the Note when due;

                (ii) Company shall default in the performance of or compliance with any material covenant, representation, warranty, agreement or other material obligation of Company contained in the Stock Purchase Agreement, Voting Agreements, Stockholders Agreement or this Note that is not remedied, waived or cured within ten (10) business days following such default in performance or noncompliance (provided that there shall be no cure period applicable to the failure by the Company to pay in full any principal, accrued interest or other amounts due to Holder hereunder);

                (iii) Any Stockholder (as defined in the VantagePoint Voting Agreement) shall default in the performance of or compliance with the obligations of such Stockholder contained in Section 2 of the Voting Agreement executed by such Stockholder that is not remedied, waived or cured within ten
(10) days following such default in performance or noncompliance;

                (iv) the institution by Company of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the federal Bankruptcy Act, or any other applicable federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of Company, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by Company in furtherance of any such action;

                (v) within forty-five (45) days after the commencement of an action against Company (and service of process in connection therewith on Company) seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution, or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of Company or all orders or proceedings thereunder affecting the operations or the business of Company stayed or the stay of any such order or proceeding shall thereafter be set aside, or within forty-five (45) days after the appointment without the consent or acquiescence of Company of any trustee, receiver or liquidator of Company, such appointment shall not have been vacated; or

                (vi) any plan of liquidation or dissolution or winding up is adopted by Company's board of directors or stockholders or the Company is involuntarily dissolved or otherwise wound up.

            5.  Remedies Upon Default.

                5.1 Upon the occurrence of any Event of Default, the Holder may proceed to protect and enforce its rights by suit in equity, action at law and/or other appropriate proceeding either for specific performance of any covenant, provision or condition contained in this Note or in aid of the exercise of any power granted in this Note, and may at its option by notice to the Company declare all or any part of the unpaid principal amount of this Note then outstanding to be forthwith due and payable, and thereupon such unpaid principal amount or part thereof, together with interest accrued thereon and all other sums, if any, payable under this Note, shall become so due and payable without presentation, presentment, protest or further demand or notice of any kind, all of which are hereby expressly waived, and the Holder may proceed to enforce payment of such amount or part thereof in such manner as it may elect.

                5.2 No delay or omission on the part of Holder in exercising any right hereunder shall operate as a waiver of any such right or of any other right of Holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The rights and remedies of Holder shall be cumulative and may be pursued singly, successively or together, in the sole discretion of Holder.

                5.3 The Company hereby waives (a) all presentments, demands for performance, notice of nonperformance (except to the extent specifically required by the provisions hereof), (b) any requirement of diligence or promptness on the part of any holder of this Note in the enforcement of its rights under this Note, (c) except to the extent required by other provisions of this Note, any and all notices of every kind and description which may be required to be given by any statute or rule of law, and (d) any defense of any kind which it may now or hereafter have with respect to its liability under this Note.

            6.  Miscellaneous.

                6.1 The Company shall pay all expenses incurred by the Holder in the collection of this Note, including, without limitation, the reasonable fees and disbursements of counsel to the Holder, if this Note is collected by or through an attorney-at-law.

                6.2 THE UNDERSIGNED AGREES THAT ALL OF ITS PAYMENT OBLIGATIONS HEREUNDER SHALL BE ABSOLUTE, UNCONDITIONAL AND, FOR THE PURPOSES OF MAKING PAYMENTS HEREUNDER, THE UNDERSIGNED HEREBY WAIVES ANY RIGHT TO ASSERT ANY SETOFF, COUNTERCLAIM OR CROSS-CLAIM.

                6.3 No delay or failure on the part of the Holder in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Holder of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

                6.4 This Note may only be amended by the Company with the consent of the holders of 50% or more of the aggregate principal amount then outstanding under all the Bridge Notes executed in connection with the Stock Purchase Agreement. All amendments to this Note, and any waiver or consent of the Holder, must be in writing and signed by such parties.

                6.5 THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CONNECTICUT.

                6.6 This Note shall be binding upon the successors and permitted assigns of the undersigned. The Company may not assign this Note to any person or entity without the prior written consent of the Holder. A holder of this Note may not assign or transfer this Note prior to July 1, 2002 to any person or entity without the prior written consent of the undersigned.

                6.7 Any notice, demand, consent, declaration or other communication hereunder shall be in writing and shall be deemed to have been validly served, given or delivered: (a) upon the earlier of actual receipt and three (3) business days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by telecopy or other similar facsimile transmission; (c) one (1) business day after deposit with a reputable overnight courier with all charges prepaid; or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number indicated below its signature hereto, in the case of the undersigned, and as specified in the first paragraph hereof, in the case of Holder, or to such other address (or facsimile number) as may be substituted by notice given as herein provided.

            IN WITNESS WHEREOF, the undersigned has executed under seal and delivered this Note as of the date and year first written above.



                                                DSL.NET, INC.

                                                By:__________________________

                                                Title:_______________________






                                                Address for Notices:

                                                545 Long Wharf Drive, 5th Floor
                                                New Haven, CT 06511

                                   EXHIBIT E:
                         FORM OF STOCKHOLDERS AGREEMENT